UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2010

Item 1. Report to Stockholders.

Annual Report

MASTERS 100 FUND

June 30, 2010

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

Just a few weeks ago, Ben Bernanke told Congress that the economic outlook is “unusually uncertain.” I think he could have made the same statement at any time during past year. Twelve months ago, the market had rallied off the low reached in March of 2009, but the economy did not appear to be improving enough to sustain the rally because the unemployment rate was rising.

After watching the market fall by roughly 50%, not once, but twice in the last 10 years, I was particularly aware that many shareholders could not sustain another such loss. Consequently, I selected a team from Marketocracy’s analyst farm system with a long-term track record of taking defensive action at the right times. Six months ago, I was proud to report that this team had helped our fund outperform the S&P 500 for 2009 even though we carried significant defensive positions throughout the year.

However, for the past 12 months, the fund has underperformed, and I have to consider whether this is still the right analyst team for the market conditions we face today. In many ways the market looks as uncertain today as it did 12 months ago. The unemployment rate has dropped only slightly from its peak, but the S&P 500 has extended its rally by 14.43%. Because of our significant defensive positions, our fund gained just 4.02% during the past year.

Ted Williams, one of baseballs great home run hitters, has a good lesson for investors at this time. Mr. Williams divided his strike zone into 77 smaller strike zones (each the size of a baseball) and knew his batting average for each zone. The secret of his success, he explained, was that he would only swing at pitches when they were in a strike zone in which he had a high batting average.

The lesson for investors is that we should not swing at every pitch the market throws at us. We should wait for the pitches where we have a high batting average. Last year, the market pitched us opportunities with a low probability of success, and we did not swing at enough of them to outperform the market. In other words, we underperformed because we were not aggressive in an “unusually uncertain” market.

Over the last 6 months, the U.S. economy appears to have slowed even though government spending has increased. Outside of the government, the private sector, as a whole, appears to be stagnant at best. Given these conditions, I still think it is prudent to continue giving equal consideration to the downside risks as to the potential returns. I don’t think it is a good time to get more aggressive, but I will be increasing the weight I give to the analysts on the team who have managed to give us a positive return in a very difficult and uncertain market.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.33% (including 1.95% paid to the adviser, and 0.38% for acquired fund fees and expenses) as of October 28, 2009.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Annual Report - 1

Performance Summary

	CUMULATIVE				ANNUALIZED
As of 6/30/10	1 YEAR	3 YEAR	5 YEAR	INCEPT*	1 YEAR	3 YEAR	5 YEAR	INCEPT*
MASTERS 100 FUND	4.02%	-40.47%	-11.43%	15.59%	4.02%	-15.88%	-2.40%	1.69%
MARKET INDICES
DJIA	18.94%	-20.57%	8.57%	28.57%	18.94%	-7.39%	1.66%	2.95%
S&P 500	14.43%	-26.64%	-3.91%	11.27%	14.43%	-9.81%	-0.79%	1.24%
NASDAQ	16.04%	-16.65%	7.12%	16.34%	16.04%	-5.88%	1.39%	1.76%

*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.33% (including 1.95% paid to the adviser, and 0.38% for acquired fund fees and expenses) as of October 28, 2009.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

2 - Annual Report

MASTERS 100 FUND

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://funds.marketocracy.com/mof/prospectus.html. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  August 31, 2010

Annual Report - 3

Fund Holdings by Sector*

*	Percent of total net assets.
**	Net of cash equivalents and other assets in excess of liabilities.

Growth of $10,000

4 - Annual Report

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report - 5

Actual Returns vs. Hypothetical Returns
Six Months Ended June 30, 2010

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2009 to
	January 1, 2010	June 30, 2010	June 30, 2010
Actual	$1,000.00	$ 904.50	$9.21

Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.12	$9.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 - Annual Report

MASTERS 100 FUND

Financial Statements as of
June 30, 2010

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements
•	Report of Independent Registered
Public Accounting Firm
•	Trustees & Officers

Annual Report - 7

Portfolio of Investments
June 30, 2010

		Shares	Market Value
COMMON STOCKS - 67.0%			$10,353,347
(Cost $10,766,399)

AGRICULTURE, FORESTRY & HUNTING - 0.2%			35,090
ADY	AMERICAN DAIRY, INC.*	2,200	35,090

ADMINISTRATIVE SUPPORT - 0.8%			121,128
UTA	UNIVERSAL TRAVEL GROUP*	20,600	121,128

EDUCATIONAL SERVICES - 0.2%			37,350
CEU	CHINA EDUCATION ALLIANCE, INC.*	9,000	37,350

FINANCE & INSURANCE - 7.3%			1,125,952
NLY	ANNALY CAPITAL MANAGEMENT INC.	1,600	27,440
AGO	ASSURED GUARANTY LTD.	1,400	18,578
OZRK	BANK OF THE OZARKS, INC.	400	14,188
BCS	BARCLAYS PLC - ADR	1,500	23,835
C	CITIGROUP, INC.*	9,000	33,840
CME	CME GROUP, INC.	600	168,930
CNO	CNO FINANCIAL GROUP, INC.*	6,400	31,680
GNW	GENWORTH FINANCIAL, INC.*	1,200	15,684
GAIN	GLADSTONE INVESTMENT CORP.	86,944	506,884
PL	PROTECTIVE LIFE CORP.	3,400	72,726
PROV	PROVIDENT FINANCIAL HOLDINGS, INC.	17,200	82,560
RF	REGIONS FINANCIAL CORP.	3,800	25,004
TELOZ	TEL OFFSHORE TRUST*	90	158
USB	U.S. BANCORP	3,100	69,285
VRTB	VESTIN REALTY MORTGAGE II, INC.*	24,800	33,728
YUII	YUHE INTERNATIONAL, INC.*	200	1,432

INFORMATION - 5.2%			808,029
CCME	CHINA MEDIAEXPRESS HOLDINGS, INC.*	31,600	277,132
FIS	FIDELITY NATIONAL INFORMATION SERVICES, INC.	1,600	42,912
FTR	FRONTIER COMMUNICATIONS CORP.	3,200	22,752
GOOG	GOOGLE, INC.*	300	133,485
MBT	MOBILE TELESYSTEMS OJSC - ADR*	6,550	125,498
QXM	QIAO XING MOBILE COMMUNICATION CO., LTD.*	10,600	27,560
MNI	THE MCCLATCHY CO.*	36,200	131,768
VIP	VIMPEL-COMMUNICATIONS LTD. - ADR*	2,900	46,922

MANUFACTURING - 32.6%			5,039,071
ABIX	ABATIX CORP.*	36,283	244,910
AKS	AK STEEL HOLDING CORP.	14,400	171,648
AMRN	AMARIN CORP. PLC*	80,706	200,958
AAPL	APPLE, INC.*	1,100	276,683
BHI	BAKER HUGHES, INC.	600	24,942

The accompanying notes are an integral part of these financial statements.

8 - Annual Report

MASTERS 100 FUND

BIIB	BIOGEN IDEC, INC.*	5,700	270,465
CAT	CATERPILLAR, INC.	2,700	162,189
CMFO	CHINA MARINE FOOD GROUP LTD.*	6,000	24,840
CPHI	CHINA PHARMA HOLDINGS, INC.*	18,000	49,500
CSUN	CHINA SUNERGY CO. LTD. - ADR*	12,600	45,108
IMOS	CHIPMOS TECHNOLOGIES (BERMUDA) LTD.*	160,315	238,869
COH	COACH, INC.	3,800	138,890
SID	COMPANHIA SIDERURGICA NACIONAL - ADR	1,800	26,442
DEPO	DEPOMED INC.*	242,587	679,244
ELN	ELAN CORP. PLC - ADR*	1,200	5,400
ENDP	ENDO PHARMACEUTICALS HOLDINGS, INC.*	12,500	272,750
EPCT	EPICEPT CORP.*	107,800	109,956
GY	GENCORP, INC.*	26,200	114,756
GD	GENERAL DYNAMICS CORP.	900	52,704
GE	GENERAL ELECTRIC CO.	4,300	62,006
HRS	HARRIS CORP.	500	20,825
HXM	HOMEX DEVELOPMENT CORP. - ADR*	1,200	30,288
JOYG	JOY GLOBAL, INC.	600	30,054
MTW	MANITOWOC COMPANY, INC.	11,300	103,282
VIVO	MERIDIAN BIOSCIENCE, INC.	1,100	18,700
NGSX	NEUROGESX, INC.*	17,600	116,688
NRTLQ	NORTEL NETWORKS CORP.*	12	—
NUE	NUCOR CORP.	4,300	164,604
PTIE	PAIN THERAPEUTICS, INC.*	65,800	365,848
SNTS	SANTARUS, INC.*	110,800	274,784
SII	SMITH INTERNATIONAL, INC.	2,600	97,890
TEX	TEREX CORP.*	3,400	63,716
TNH	TERRA NITROGEN CO. L.P. CO.	600	40,866
TSL	TRINA SOLAR LTD. - ADR*	11,200	193,536
X	UNITED STATES STEEL CORP.	1,200	46,260
VLO	VALERO ENERGY CORP.	10,900	195,982
HOGS	ZHONGPIN, INC.*	8,800	103,488

MINING - 15.3%			2,354,653
ANV	ALLIED NEVADA GOLD CORP.*	15,600	307,008
APC	ANADARKO PETROLEUM CORP.	1,200	43,308
APA	APACHE CORP.	1,600	134,704
ATPG	ATP OIL & GAS CORP.*	8,600	91,074
BRY	BERRY PETROLEUM CO.	5,600	144,032
BHP	BHP BILLITON LTD. - ADR	900	55,791
CHK	CHESAPEAKE ENERGY CORP.	4,800	100,560
EXXI	ENERGY XXI (BERMUDA) LTD.*	10,200	160,956
ESV	ENSCO PLC - ADR	5,400	212,112
FCX	FREEPORT-MCMORAN COPPER & GOLD INC.	700	41,391
NBR	NABORS INDUSTRIES LTD.*	1,200	21,144
OXY	OCCIDENTAL PETROLEUM CORP.	900	69,435
PAAS	PAN AMERICAN SILVER CORP.	1,600	40,448
PWE	PENN WEST ENERGY TRUST	21,800	414,636
RRC	RANGE RESOURCES CORP.	400	16,060
RDC	ROWAN COMPANIES, INC.*	1,200	26,328
SLW	SILVER WHEATON CORP.*	4,600	92,460
SCCO	SOUTHERN COPPER CORP.	1,900	50,426
SWN	SOUTHWESTERN ENERGY CO.*	5,800	224,112

The accompanying notes are an integral part of these financial statements.

Annual Report - 9

TGB	TASEKO MINES LTD.*	12,400	53,072
RIG	TRANSOCEAN LTD.*	1,200	55,596

PROFESSIONAL, SCIENTIFIC & TECHNICAL SERVICES - 2.6%			399,684
CNTF	CHINA TECHFAITH WIRELESS
	COMMUNICATION TECHNOLOGY LTD. - ADR*	21,000	54,810
MAIL	INCREDIMAIL LTD.	22,300	99,458
JGBO	JIANGBO PHARMACEUTICALS, INC.*	13,800	130,134
SUTR	SUTOR TECHNOLOGY GROUP LTD.*	53,900	107,261
VDSI	VASCO DATA SECURITY INTERNATIONAL, INC.*	1,300	8,021

REAL ESTATE RENTAL & LEASING - 1.1%			163,006
AVB	AVALONBAY COMMUNITIES, INC.	603	56,302
EQY	EQUITY ONE, INC.	900	14,040
SVLF	SILVERLEAF RESORTS, INC.*	89,100	92,664

RETAIL TRADE - 0.9%			136,601
WILC	G WILLI FOOD - INTERNATIONAL LTD.*	7,600	44,384
SPGZ	SPECTRUM GROUP INTERNATIONAL, INC.*	3,411	6,242
URBN	URBAN OUTFITTERS, INC.*	2,500	85,975

TRANSPORTATION & WAREHOUSING - 0.6%			99,183
CFW	CANO PETROLEUM, INC.*	129,300	98,915
SFL	SHIP FINANCE INTERNATIONAL LTD.	15	268

WHOLESALE TRADE - 0.2%			33,600
DIT	AMCON DISTRIBUTING COMPANY	600	33,600

WARRANTS - 0.0%			1
(Cost $1)
KKDOW	KRISPY KREME DOUGHNUTS, INC.* -
	Expiration 3/2/2012 at $12.21	18	1

EXCHANGE TRADED NOTES - 1.7%			262,150
(Cost $325,562)
DZZ	POWERSHARES DB GOLD DOUBLE SHORT*	24,500	262,150

INVESTMENT COMPANIES - 15.9%			2,457,349
(Cost $2,283,764)
BRXX	EGS INDXX BRAZIL INFRASTRUCTURE*	1,100	21,505
IAU	ISHARES COMEX GOLD TRUST*	5,600	68,152
HYG	ISHARES IBOXX $HIGH YIELD
	CORPORATE BOND FUND*	200	16,980
SLV	ISHARES SILVER TRUST*	4,700	85,587
EMB	ISHARES JP MORGAN USD
	EMERGING MARKETS BOND FUND*	200	20,784
IGOV	ISHARES S&P/CITI INTL TREASURY BOND*	200	19,200
HYF	MANAGED HIGH YIELD PLUS FUND, INC.	117,617	251,700
DOG	PROSHARES SHORT DOW 30*	2,600	140,400
EPV	PROSHARES ULTRASHORT MSCI EUROPE*	7,200	191,520
MZZ	PROSHARES ULTRASHORT MIDCAP 400*	7,600	157,928
QID	PROSHARES ULTRASHORT QQQ*	7,800	156,234

The accompanying notes are an integral part of these financial statements.

10 - Annual Report

MASTERS 100 FUND

TWM	PROSHARES ULTRASHORT RUSSELL 2000*	29,500	683,220
SDS	PROSHARES ULTRASHORT S&P 500*	4,200	158,214
UNG	UNITED STATES NATURAL GAS FUND*	62,700	485,925

CASH EQUIVALENTS - 16.0%			2,464,504
(Cost $2,464,504)
HIGHMARK 100% US TREASURY
MONEY MARKET FUND, 0.01%(1)		1,232,252	1,232,252
HIGHMARK DIVERSIFIED MONEY
MARKET FUND, 0.10%(1)		1,232,252	1,232,252

TOTAL INVESTMENT SECURITIES - 100.6%			15,537,351
(Cost $15,840,230)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6%)			(87,798)

NET ASSETS - 100.0%			$15,449,553

*	Non-income producing security.
(1)	Seven-day yield as of June 30, 2010.
ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

Annual Report - 11

Statement of Assets and Liabilities
June 30, 2010

ASSETS
Investment securities:
At acquisition cost	$15,840,230
At market value (Note 2)	$15,537,351
Interest and dividends receivable	11,977
TOTAL ASSETS	15,549,328

LIABILITIES
Payable for portfolio investments purchased	74,358
Accrued investment advisory fee	19,409
Accrued administrative fee	6,008
TOTAL LIABILITIES	99,775

NET ASSETS	$15,449,553

Net assets consist of:
Paid in capital	$26,817,635
Accumulated net investment loss	(29,615)
Accumulated net realized loss from security transactions	(11,035,517)
Net unrealized depreciation of investments	(302,950)
Net assets	$15,449,553

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	1,940,848

Net asset value, offering price and redemption
price per share (Note 2)	$7.96

The accompanying notes are an integral part of these financial statements.

12 - Annual Report

MASTERS 100 FUND

Statement Of Operations
Year Ended June 30, 2010

INVESTMENT INCOME
Dividends (net of withholding tax $9,843)	$219,898
Interest	3,873
TOTAL INVESTMENT INCOME	223,771

EXPENSES
Investment advisory fees (Note 4)	277,070
Administrative fees (Note 4)	83,121
TOTAL EXPENSES	360,191

NET INVESTMENT INCOME (LOSS)	(136,420)

REALIZED AND UNREALIZED
GAINS AND LOSSES ON:
Net realized gain on investments and foreign currency	788,816
Net increase from payments by affiliates (Note 4)	617
Capital gain distributions from other investment companies	1,323
Net change in unrealized appreciation
of investments and foreign currency	314,338

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS AND FOREIGN CURRENCY	1,105,094

NET INCREASE IN NET ASSETS FROM OPERATIONS	$968,674

The accompanying notes are an integral part of these financial statements.

Annual Report - 13

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/10	6/30/09
FROM OPERATIONS:
Net investment income (loss)	$(136,420)	$305,375
Net realized gain (loss) from investments sold
and foreign currency	788,816	(11,441,916)
Net increase from payments by affiliates (Note 4)	617	—
Capital gain distributions from other
investment companies	1,323	10,740
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	314,338	(3,211,745)
Net decrease in net assets resulting from operations	968,674	(14,337,546)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(142,859)	—
From realized gains	—	(767,434)
Decrease in net assets from distributions to shareholders	(142,859)	(767,434)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,423,338	3,009,317
Net asset value of shares issued to
shareholders in reinvestment of distributions	140,757	747,039
Payments of shares redeemed	(5,615,276)	(6,103,137)
Net decrease in net assets
from capital share transactions	(3,051,181)	(2,346,781)

TOTAL DECREASE IN NET ASSETS	(2,225,366)	(17,451,761)

NET ASSETS:
Beginning of year	17,674,919	35,126,680
End of year	$15,449,553	$17,674,919
Undistributed Net Investment Income (loss)	$(29,615)	$143,153

Capital Share Activity
Shares sold	281,636	301,259
Shares issued in reinvestment
of distributions to shareholders	16,160	131,055
Shares redeemed	(650,809)	(729,448)
Net decrease in shares outstanding	(353,013)	(297,134)
Shares outstanding, beginning of year	2,293,861	2,590,995
Shares outstanding, end of year	1,940,848	2,293,861

The accompanying notes are an integral part of these financial statements.

14 - Annual Report

MASTERS 100 FUND

Financial Highlights
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10	6/30/09	6/30/08	6/30/07	6/30/06
Net asset value at
beginning of period	$7.71	$13.56	$16.50	$13.48	$11.09

Income from Investment Operations:
Net investment income (loss)	(0.07)	0.13	(0.02)	(0.10)	(0.07)
Net realized and unrealized
gain (loss) on investments	0.39	(5.66)	(0.75)	3.12	2.46
Total from investment operations	0.32	(5.53)	(0.77)	3.02	2.39

Less distributions from:
Net Investment Income	(0.07)	—	—	—	—
Realized gains	—	(0.32)	(2.17)	—	—
Total distributions	(0.07)	(0.32)	(2.17)	—	—

Payments by affiliates (Note 4)	— (a)	—	—	—	—

Net asset value at end of period	$7.96	$7.71	$13.56	$16.50	$13.48

Total Return	4.02%	(39.99)%	(4.62)%	22.40%	21.55%

Net assets at end of period (millions)	$15.4	$17.7	$35.1	$44.3	$44.1

Ratio of expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment
income (loss) to average net assets	(0.74)%	1.45%	(0.13)%	(0.64)%	(0.57)%
Portfolio turnover rate	302%	248%	116%	134%	156%

(a)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report - 15

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2010

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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MASTERS 100 FUND

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At June 30, 2010, the Fund held securities of 115 different issuers in 13 different sectors represented by the North American Industry Classification System (“NAICS”). Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of June 30, 2010 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These financial reporting rules also require each fund to classify its securities based on valuation method, using the following levels:

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the leveling the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

	Level 1	Level 2	Level 3
Common Stock^	$10,353,347	$—	$—
Warrants	1	—	—
Exchange Traded Notes	262,150	—	—
Investment Companies	2,457,349	—	—
Short-Term Investments	2,464,504	—	—
Total Investments in Securities	$15,537,351	$—	$—

^  See Portfolio of Investments for industry breakouts.

New Accounting Pronouncements
In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

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MASTERS 100 FUND

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of June 30, 2010, the Fund had post-October losses of $794,072.  At June 30, 2010, the Fund has capital loss carryforwards of $9,156,579 of which $2,643,035 expires in 2017, and $6,513,544 expires in 2018.  In 2010 capital losses of $828,100 expired for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007-2009, or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal and California State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Reclassification of Capital Accounts
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.  For the year ended June 30, 2010, the Fund decreased paid-in-capital by $828,100, decreased accumulated net realized losses by $721,589 and decreased accumulated net investment loss by $106,511.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Annual Report - 19

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the fiscal year ended June 30, 2010 are summarized below:

Purchases	$46,547,758
Sales	$49,328,085

There were no purchases or sales of long-term U.S. Government securities.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the year ended June 30, 2010, the Fund incurred $277,070 in advisory fees.

Payments by Affiliates – During the year ended June 30, 2010, an investment was made by the Adviser that caused the Fund to violate one of its fundamental investment restrictions. The Adviser took corrective action and paid $617 to the Fund in accordance with instruction from the Board of Trustees. This contribution comprised $0.0003 of the June 30, 2010 NAV and contributed 0.00% to the Fund’s total return for the year ended June 30, 2010.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

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MASTERS 100 FUND

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the year ended June 30, 2010, the Fund incurred administration fees of $83,121.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

On December 3, 2009, a net investment income distribution of $0.07 per share was declared for the Fund.  The distribution was paid to shareholders of record on December 4, 2009.  There was a capital gain distribution of $0.32 per share for the fiscal year ended June 30, 2009.

The tax character of the distributions paid for the fiscal years ended June 30, 2010 and June 30, 2009 were as follows:

	June 30, 2010	June 30, 2009
Distributions paid from:
Net Investment Income	$142,859	—
Short-term capital gain	—	—
Long-term capital gain	—	$767,434
	$142,859	$767,434

At June 30, 2010, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund
Unrealized appreciation	$687,671
Unrealized depreciation	(2,129,624)
Net unrealized depreciation on investments	$(1,441,953)

At June 30, 2010 the cost of investments for federal income tax purposes was $16,979,304.

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$24,593
Capital loss carryforward (Note 2)	(9,156,579)
Accumulated losses on investments	(794,072)
Unrealized depreciation	(1,442,024)
$(11,368,082)

The difference between book and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies and expiration of capital loss carryforwards.

Annual Report - 21

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MASTERS 100 FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of Masters 100 Fund

We have audited the accompanying statement of assets and liabilities of Masters 100 Fund (the “Fund”), a series of Marketocracy Funds, including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Masters 100 Fund as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 23, 2010

Annual Report - 23

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and officers of the Fund is set forth below.  The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees

Name and Address	Age	Position, Term, and Length of Time Served

Ashley E. Boren	49	Trustee since August 2004
1200 Park Place, Suite 100
San Mateo, CA 94403

Arthur L. Roth	85	Trustee, Chairman of Board since 1999
1200 Park Place, Suite 100
San Mateo, CA 94403

Thomas M. Shannon	57	Trustee since January 2008
1200 Park Place, Suite 100
San Mateo, CA 94403

Interested Trustees and Officers

Name and Address	Age	Position, Term, and Length of Time Served

Kendrick W. Kam	50	Trustee, President and Treasurer since
1200 Park Place, Suite 100		December 1999
San Mateo, CA 94403

Peter Chappy	34	Secretary since August 2009
615 East Michigan Street
Milwaukee, WI 53202

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MASTERS 100 FUND

Independent Trustees

	Number of portfolios
Principal Occupation during the Past Five Years	overseen by Trustee	Other Trusteeship/ Directorship held by Trustee

Executive Director, Sustainable	1	Robert and Patricia Switzer
Conservation, a non-profit		Foundation (2002 - Present)
environmental organization
(1997 - Present)

Retired; Director and CEO of a division	1	None
of Levi Strauss & Co., a clothing
manufacturer (1949 to 1973);
CEO, PharmChem Laboratories,
a national drug testing firm
(1981 to 1987)

President, Enshallah Inc., a real estate	1	None
development and brokerage firm
(1996 - Present)

Interested Trustees and Officers
	Number of portfolios
Principal Occupation during the Past Five Years	overseen by Trustee	Other Trusteeship/ Directorship held by Trustee

President, Marketocracy, Inc.	1	None
(1999-present), President and
Vice President, Marketocracy
Capital Management LLC (2000
to present), Ingenuity Capital
Management LLC (July 1999 to 2004)

Compliance Officer, U.S.	N/A	N/A
Bancorp Fund Services, LLC
(2008 – Present)

Annual Report - 25

Privacy Policy
Marketocracy Funds

Marketocracy Funds recognizes and respects your privacy expectations.  We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed.

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you.  We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them.  You may instruct Marketocracy Funds not to share your information with other companies for this purpose.

To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:

Marketocracy Funds
c/o US Bancorp Funds Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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Annual Report - 27

Availability of Quarterly Portfolio Schedule

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.  The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2010	FYE 6/30/2009
Audit Fees	$18,000	$18,000
Audit-Related Fees	-	-
Tax Fees	$4,000	$4,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2010	FYE 6/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2010	FYE 6/30/2009
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Masters 100 Fund

By (Signature and Title)*     /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date     September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date     September 2, 2010

* Print the name and title of each signing officer under his or her signature.